Borrowings (Tables)	6 Months Ended
Jun. 30, 2023
Borrowings.
Schedule of borrowings

Borrowings are summarized as follows (in thousands):

	June 30,	December 31,
	2023	2022
Loan from lessor	$1,081	$1,068
EIB Loan	7,147	6,932
Total Borrowings	8,228	8,000
Less: Borrowings, current portion	(152)	(136)
Total Borrowings, net of current portion	$8,076	$7,864